UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-41428	87-4340782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way	84123
Suite 200
Murray
Utah
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2024, R1 RCM Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the adoption of the R1 RCM Inc. Fifth Amended and Restated 2010 Stock Incentive Plan (the “Fifth A&R Plan”), which amends and restates the R1 RCM Inc. Fourth Amended and Restated 2010 Stock Incentive Plan (the “Fourth A&R Plan”). The Fifth A&R Plan authorizes the issuance of an additional 9,300,000 shares of the Company’s common stock pursuant to stock options, awards of restricted stock, restricted stock units, performance awards, stock appreciation rights and other stock-based awards. The material terms of the Fifth A&R Plan are summarized on pages 9 through 16 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2024, the description of which is incorporated herein by reference.

The description of the Fifth A&R Plan is qualified in its entirety by reference to the full text of the Fifth A&R Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

At the Annual Meeting, there were present, in person or by proxy, 399,831,493 shares of the Company’s common stock representing at least a majority of the Company’s common stock issued, outstanding, and entitled to vote thereat, constituting a quorum for all matters presented at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals, with the following results:

1. The following nominees were elected to the Company’s board of directors for terms ending at the 2025 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
Bradford Kyle Armbrester	304,985,488	83,197,558	11,648,447
Clay Ashdown	380,750,669	7,432,377	11,648,447
Agnes Bundy Scanlan	385,990,656	2,192,390	11,648,447
Jeremy Delinsky	380,899,391	7,283,655	11,648,447
David M. Dill	380,690,669	7,492,377	11,648,447
Michael C. Feiner	369,078,946	19,104,100	11,648,447
Joseph Flanagan	304,862,821	83,320,225	11,648,447
John B. Henneman III	371,951,672	16,231,374	11,648,447
Matthew Holt	310,534,023	77,649,023	11,648,447
Neal Moszkowski	301,827,786	86,355,260	11,648,447
Dominic Nakis	373,401,598	14,781,448	11,648,447
Lee Rivas	386,374,478	1,808,568	11,648,447
Ian Sacks	367,059,840	21,123,206	11,648,447
Jill Smith	375,330,427	12,852,619	11,648,447
Anthony J. Speranzo	378,795,203	9,387,843	11,648,447
Anthony R. Tersigni	379,404,921	8,778,125	11,648,447
Erik G. Wexler	380,747,352	7,435,694	11,648,447

2. The Company’s stockholders approved the Fifth A&R Plan, including to increase the number of shares authorized for issuance under the Fourth A&R Plan by 9,300,000 shares:

For:	381,593,869
Against:	6,480,114
Abstain:	109,063
Broker Non-Votes:	11,648,447

3. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

For:	369,033,231
Against:	19,033,625
Abstain:	116,190
Broker Non-Votes:	11,648,447

4. The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For:	369,043,103
Against:	3,642,716
Abstain:	145,674

Item 9.01    Financial Statements and Exhibits

(d)	Exhibit Number	Description
	10.1	R1 RCM Inc. Fifth Amended and Restated 2010 Stock Incentive Plan
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: May 22, 2024

By: /s/ Jennifer Williams
Name: Jennifer Williams
Title: Chief Financial Officer